Exhibit 10(l)

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

AND

FIRST AMENDMENT TO FACILITY GUARANTEES

This Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees (this “Eleventh Amendment”) is entered into as of November 8, 2013 (the “Eleventh Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (hereinafter collectively referred to as “Executing Banks”, and each individually, an “Executing Bank”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Eleventh Amendment);

WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Banks amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s request and to enter into this Eleventh Amendment;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:

Section 1.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Eleventh Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Eleventh Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, each of which shall read in full as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute or any regulations promulgated thereunder.

“Eleventh Amendment” means that certain Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees dated as of the Eleventh Amendment Effective Date among Borrower, Administrative Agent and Banks party thereto.

“Eleventh Amendment Effective Date” means November 8, 2013.

“Eligible Contract Participant” means an “eligible contract participant” as defined in the Commodity Exchange Act.

“Excluded Swap Obligation” means, with respect to any Credit Party individually determined on a Credit Party by Credit Party basis, any Swap Obligations if, and solely to the extent that, all or a portion of the Guarantee of such Credit Party of, or the grant by such Credit Party of a Lien to secure, such Swap Obligations (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an Eligible Contract Participant at the time such Guarantee or grant of a Lien becomes effective with respect to such Swap Obligations.

“FATCA” means Sections 1471 through 1474 of the Code as of the Eleventh Amendment Effective Date (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), and current or future regulation or official interpretations thereof, any agreements entered into pursuant to section 1471(b) of the Code and any intergovernmental agreements entered into in connection with the implementation of such Sections of the Code.

“Foreign Bank” means any Bank that is not a U.S. Person.

“Projected Volume” means the forecasted production of oil and natural gas of Borrower and its Restricted Subsidiaries, as determined as of the last day of each Fiscal Quarter by Borrower, based on Borrower’s internal engineering reports.

“Qualified ECP Guarantor” means in respect of any Hedge Agreement, each Credit Party that (a) has total assets exceeding $10,000,000 at the time any Guarantee of Swap Obligations under such Hedge Agreement becomes effective or (b) otherwise constitutes an Eligible Contract Participant and can cause another Person to qualify as an Eligible Contract Participant at such time by entering into a keepwell under Section 1a(18)(A)(v)(ii) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Credit Party, any obligation to pay or perform under any Hedge Agreement or Hedge Transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“U.S. Person” means any Person that is a “United States person” as defined in section 7701(a)(30) of the Code.

“Withholding Agent” means any Credit Party or Administrative Agent.

1.2Amendment to Definitions. The definitions of “Facility Guarantee”, “Hedge Agreement”, “Loan Papers” and “Obligations” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Facility Guarantee” means a Guarantee substantially in the form of Exhibit A attached hereto to be executed by each Restricted Subsidiary in favor of Banks, pursuant to which such Restricted Subsidiary guarantees payment and performance in full of the Obligations.

“Hedge Agreement” means, collectively, any agreement, instrument, arrangement or schedule or supplement thereto evidencing any Hedge Transaction (including any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act). Hedge Agreement expressly includes any Existing Hedge Agreements.

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

“Obligations” means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to Administrative Agent or to any Bank or any Affiliate of any Bank arising pursuant to (a) the Loan Papers, (b) any Hedge Agreement or Hedge Transaction entered into with any Bank or any Affiliate of any Bank, but excluding any additional transactions or confirmations entered into (1) after such Bank (or Affiliate thereof) ceases to be a Bank or an Affiliate of a Bank or (2) after assignment by such Bank (or Affiliate thereof) to a third party that is not a Bank or an Affiliate of a Bank, (c) the Bond Documents and (d) any Bank Products, and all interest accrued on any of the indebtedness, obligations and liabilities arising pursuant to clauses (a), (b), (c) and/or (d) above in this definition, and costs, expenses, and attorneys’ fees incurred in the enforcement or collection of any of the indebtedness, obligations and liabilities arising pursuant to clauses (a), (b), (c) and/or (d) above in this definition, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several. As used in this Agreement, the term “Obligations” shall also include, without limitation, any and all obligations, indebtedness and liabilities owed by Borrower or any other Credit Party to Bond Purchaser (whether directly or as assignee of Bond Issuer) under the Bond Documents, which obligations, indebtedness and liabilities shall be secured by Liens on all property described as collateral security for the Obligations in accordance with and pursuant to the Mortgages and the other Loan Papers. Notwithstanding the foregoing, solely with respect to any Credit Party that is not an Eligible Contract Participant, Excluded Swap Obligations of such Credit Party shall at all times be excluded from “Obligations” owing by such Credit Party.

1.3Amendment to Hedge Agreements Provision. Section 7.24 of the Credit Agreement shall be amended to add the following sentence immediately after the last sentence of such section, which shall read in full as follows:

From and after the Eleventh Amendment Effective Date, Borrower is a Qualified ECP Guarantor.

1.4New Commodity Exchange Act / Keepwell Covenant. A new Section 8.18 shall be added to the Credit Agreement immediately following Section 8.17 thereof, which new Section 8.18 shall read in full as follows:

Section 8.18    Commodity Exchange Act Keepwell Provision. Borrower hereby Guarantees the payment and performance of all Obligations of each Credit Party (other than itself) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Credit Party (other than itself) in order for such other Credit Party to honor its obligations under its respective Loan Papers to which it is a party including Swap Obligations (provided, however, that Borrower shall only be liable under this Section 8.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.18, or otherwise under this Agreement or any Loan Paper, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Borrower under this Section 8.18 shall remain in full force and effect until all Obligations are paid in full, and all of the Banks’ Commitments are terminated. Borrower intends that this Section 8.18 constitute, and this Section 8.18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

1.5New Non-Qualified ECP Guarantor Covenant. A new Section 8.19 shall be added to the Credit Agreement immediately following Section 8.18 thereof, which Section 8.19 shall read in full as follows:

Section 8.19    Qualified ECP Guarantor. Borrower will, and will cause each other Credit Party to, at all times maintain record title of all Borrowing Base Properties in a Credit Party that is a Qualified ECP Guarantor.

1.6Amendment to Restricted Payments Provision. Section 9.2 of the Credit Agreement shall be amended by restating subsection (j) in its entirety, which shall read in full as follows:

(j)    So long as no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, Borrower may make Distributions to Borrower’s Equity holders, including, without limitation, to repurchase Borrower’s issued and outstanding common stock and to make cash dividends with respect thereto; provided, that prior to and after paying any such Distribution, (i) Availability shall not be less than 10% of the Borrowing Base in effect on the date such Distribution is paid and (ii) Borrower shall be in compliance with the financial covenants contained in Section 10.1 and Section 10.2, in each case calculated on a pro forma basis after giving effect to the payment of such Distribution and in a manner reasonably acceptable to Administrative Agent.

1.7Amendment to Use of Proceeds Provision. Section 9.7 of the Credit Agreement shall be amended by restating subsection (d) in its entirety, which shall read in full as follows:

(d)    for general corporate purposes, including, without limitation, to make Restricted Payments to the extent not prohibited hereunder,

1.8Amendment to Hedge Transactions Provision. Section 9.11 of the Credit Agreement shall be amended by restating subsection (a) in its entirety, which shall read in full as follows:

(a)    Borrower will not, nor will Borrower permit any other Credit Party to, enter into any commodity Hedge Transactions other than with respect to Hedge Agreements in respect of commodities that shall not have a term of greater than five (5) years and the notional volumes for which (when aggregated with other commodity Hedge Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) do not exceed, as of the date such Hedge Agreement is executed, the applicable percentage set forth in the table below of the Projected Volume from Proved Mineral Interests for each of oil and gas, calculated separately, for each month during the period during which such Hedge Agreement is in effect:

Period (relative to execution date of relevant Hedge Agreement)	Percentage Limitation
	Oil	Gas
Months 1-24	90%	90%
Months 25-60	85%	85%

; provided, that any Credit Party may enter into Hedge Transactions consisting solely of purchased put options or floors for Hydrocarbons that are not related to corresponding calls, collars or swaps and with respect to which neither Borrower nor any Restricted Subsidiary has any payment obligation other than premiums and charges the total amount of which are fixed and known at the time such transaction is entered into;

1.9Amendment to Increased Cost and Reduced Return Provision. Section 13.1 of the Credit Agreement shall be amended by restating subsection (a)(i) in its entirety, which shall read in full as follows:

(i)    shall subject such Bank (or its Applicable Lending Office) to any Tax, duty, or other charge with respect to any Commitments, Base Rate Loans, Eurodollar Loans, its Note, or its obligation to make Base Rate Loans or Eurodollar Loans, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this Agreement or its Note in respect of any Base Rate Loans or Eurodollar Loans or its deposits, reserves, other liabilities or capital attributable thereto (other than (A) Taxes imposed on the overall net income of such Bank or such Applicable Lending Office, and (B) Taxes subject to indemnification under Section 13.6);

1.10Amendment to Increased Cost and Reduced Return Provision. Section 13.1 of the Credit Agreement shall be amended by adding the words “or liquidity” after the phrase “regarding capital adequacy” in subsection (b) of Section 13.1.

1.11Amendment to Increased Cost and Reduced Return Provision. Section 13.1 of the Credit Agreement shall be amended to add the following sentence immediately after subsection (c), which shall read in full as follows:

Notwithstanding anything in this Agreement to the contrary, for the purposes of this Article XIII, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines or directives in connection therewith or promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and to have been adopted after the date of this Agreement.

1.12Amendment to Taxes Provision. Section 13.6 of the Credit Agreement shall be amended by restating subsection (a) in its entirety, which shall read in full as follows:

(a)    Any and all payments by Borrower to or for the account of any Bank or Administrative Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction or withholding for any and all present or future Taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (i) in the case of each Bank and Administrative Agent, Taxes imposed on its net income, and franchise Taxes imposed on it, by the jurisdiction under the Laws of which such Bank (or its Applicable Lending Office) or Administrative Agent (as the case may be) is organized or any political subdivision thereof, (ii) in the case of a Bank, any U.S. withholding Taxes imposed on amounts payable to such Bank with respect to its interest in the Commitments pursuant to a law in effect on the Eleventh Amendment Effective Date or the date such Bank acquires its interest in the Commitments (other than pursuant to an assignment request by the Borrower under Section 13.9), and (iii) any U.S. federal withholding Taxes imposed under FATCA) (all such non-excluded Taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to in this Section 13.6 as “Non-Excluded Taxes”). If any Withholding Agent shall be required by Law to deduct any Non-Excluded Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Bank or Administrative Agent, (i) the sum payable by Borrower shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13.6) such Bank or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Withholding Agent shall make such deductions, (iii) the applicable Withholding Agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address set forth on Schedule 1.1 hereto, the original or a certified copy of a receipt evidencing payment thereof.

1.13New Tax Indemnification Provision. Section 13.6 of the Credit Agreement shall be amended by restating subsection (c) in its entirety, which shall read in full as follows:

(c)    Borrower agrees to indemnify each Bank and Administrative Agent within 10 days after demand therefor, for the full amount of Taxes and Other Taxes (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 13.6) paid by such Bank or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. Borrower shall also, and does hereby, indemnify Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Bank for any reason fails to pay indefeasibly to Administrative Agent as required by Section 13.6(i). A certificate as to the amount of any such payment or liability delivered to Borrower by a Bank (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Bank, shall be conclusive absent manifest error.

1.14New Withholding Tax Form Provision. Section 13.6 of the Credit Agreement shall be amended by restating subsection (d) in its entirety, which shall read in full as follows:

(d)    Any Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Paper shall deliver to the applicable Withholding Agent, at the time or times reasonably requested by the Withholding Agent, such properly completed and executed documentation reasonably requested by the Withholding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if reasonably requested by the Withholding Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Withholding Agent as will enable the Withholding Agent to determine whether or not such Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 13.6(d)(i)(A) and (i)(B) and Section 13.6(j) below) shall not be required if in the Bank’s reasonable judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Bank.

(i)    Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,

(A)     any Bank that is a U.S. Person shall deliver to the Withholding Agent on or prior to the date on which such Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), executed originals of IRS Form W-9 certifying that such Bank is exempt from U.S. federal backup withholding Tax;

(B)     any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to each Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), whichever of the following is applicable:

(1)     in the case of a Foreign Bank claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Paper, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Paper, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)     executed originals of IRS Form W-8ECI;

(3)     in the case of a Foreign Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Bank is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(4)     to the extent a Foreign Bank is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Bank is a partnership and one or more direct or indirect partners of such Foreign Bank are claiming the portfolio interest exemption, such Foreign Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; and

(C)    any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Withholding Agent to determine the withholding or deduction required to be made.

Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Withholding Agent in writing of its legal inability to do so.

1.15New Tax Indemnification Provision. New subsections (i) and (j) shall be added to the end of Section 13.6 of the Credit Agreement, which new subsections shall read in full as follows:

(i)    Each Bank shall severally indemnify Administrative Agent, within 10 days after demand therefor, for (i) any Non-Excluded Taxes attributable to such Bank (but only to the extent that Borrower has not already indemnified Administrative Agent for such Non-Excluded Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Bank’s failure to comply with the provisions of Section 14.9(b)(iii) relating to the maintenance of a Participant Register and (iii) any Taxes that are excluded from indemnification under Section 13.6(a) attributable to such Bank, in each case, that are payable or paid by Administrative Agent in connection with any Loan Papers, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Bank by Administrative Agent shall be conclusive absent manifest error. Each Bank hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Paper or otherwise payable by Administrative Agent to the Bank from any other source against any amount due to Administrative Agent under this paragraph (i).

(j)    If a payment made to a Bank under this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Bank fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Bank has complied with such Bank’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 13.6(j), “FATCA” shall include any amendments made to FATCA after the Eleventh Amendment Effective Date.

1.16Amendment to Participations Provision. The first sentence of subsection 14.9(b)(i) of the Credit Agreement shall be amended in its entirety to read in full as follows:

Any Bank may at any time sell to one or more banks or other entities (“Participants”) participating interests in any Revolving Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank under the Loan Papers; provided, that notwithstanding anything to the contrary contained in this Agreement, in no event may a Bank sell a participation in all or a portion of its rights and obligations under this Agreement to Borrower, any Affiliate of Borrower or any natural Person.

1.17Amendment to Participations Provision. Subsection 14.9(b)(iii) of the Credit Agreement shall be amended to add the following sentence immediately after the last sentence in such subsection, which shall read in full as follows:

Each Bank that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Revolving Loans or other obligations under the Loan Papers (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Papers) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.102-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

1.18Amendment to Assignments Provision. The last sentence of subsection 14.9(c)(i) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

Notwithstanding anything to the contrary contained in this Agreement, in no event may a Bank assign all or a portion of its rights and obligations under this Agreement to Borrower, any Affiliate of Borrower or any natural Person.

1.19Amended Facility Guarantee Exhibit. The Credit Agreement shall be amended to replace, in its entirety, Exhibit A to the Credit Agreement with Exhibit A attached hereto.

1.20New Tax Compliance Certificate Exhibits. The Credit Agreement shall be amended to add Exhibits K-1, K-2, K-3 and K-4 attached hereto as new Exhibits K-1, K-2, K-3 and K-4 to the Credit Agreement immediately after Exhibit J to the Credit Agreement.

Section 2.    First Amendment to Existing Facility Guarantees. Subject to the satisfaction of the condition precedent set forth in Section 3.1 hereof, effective as of the Eleventh Amendment Effective Date, a new Paragraph 24 or Paragraph 25 (as applicable) is hereby added immediately after Paragraph 23 or Paragraph 24 (as applicable) to each of the following agreements:

(1) that certain Facility Guarantee dated as of March 9, 2010 by Greencore Pipeline Company LLC, a Delaware limited liability company, as guarantor, in favor of Administrative Agent, (2) that certain Amended and Restated Facility Guarantee dated as of December 31, 2010 by Denbury Holdings, Inc., a Delaware corporation (f/k/a Denbury Encore Holdings Inc.), as guarantor, in favor of Administrative Agent, (3) that certain Facility Guarantee dated as of March 9, 2010 by Denbury Gathering & Marketing, Inc., a Delaware corporation, as guarantor, in favor of Administrative Agent, (4) that certain Amended and Restated Facility Guarantee dated as of December 31, 2010 by Denbury Operating Company, a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous “Denbury Operating Company”), as guarantor, in favor of Administrative Agent, (5) that certain Facility Guarantee dated as of March 9, 2010 by Denbury Onshore, LLC, a Delaware limited liability company, as guarantor, in favor of Administrative Agent, (6) that certain Facility Guarantee dated as of March 9, 2010 by Denbury Green Pipeline-Texas, LLC, a Delaware limited liability company, as guarantor, in favor of Administrative Agent, (7) that certain Facility Guarantee dated as of December 31, 2010 by Denbury Pipeline Holdings, LLC, a Delaware limited liability company, as guarantor, in favor of Administrative Agent, (8) that certain Facility Guarantee dated as of December 31, 2010 by Denbury Gulf Coast Pipelines, LLC, a Delaware limited liability company, as guarantor, in favor of Administrative Agent, and (9) that certain Amended and Restated Facility Guarantee dated as of December 31, 2010 by Denbury Air, LLC, a Delaware limited liability company (f/k/a EAP Operating, LLC), as guarantor, in favor of Administrative Agent, which new Paragraph 24 or Paragraph 25 (as applicable) shall read in full as follows:

[24][25].    To the extent Guarantor is a Qualified ECP Guarantor, it hereby guarantees the payment and performance of all Obligations of each other Credit Party and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each other Credit Party in order for such Credit Party to honor its obligations under this Guarantee including Swap Obligations (provided, however, that each such Guarantor shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph, or otherwise under this Guarantee or any Loan Paper, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Guarantor under this paragraph shall remain in full force and effect until all Obligations are paid in full, and all of the Banks’ Commitments are terminated. The parties intend that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 3.    Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof shall each be effective on the Eleventh Amendment Effective Date:

3.1Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and Majority Banks and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, electronic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).

3.2No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.

3.3Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Eleventh Amendment and the transactions contemplated hereby.

Section 4.    Representations and Warranties. To induce Executing Banks and Administrative Agent to enter into this Eleventh Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows as of the Eleventh Amendment Effective Date:

4.1Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the Eleventh Amendment Effective Date, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

4.2Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Eleventh Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.

4.3Validity and Enforceability. This Eleventh Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.

Section 5.    Miscellaneous.

5.1No Waivers. No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

5.2Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

5.3Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Eleventh Amendment and all related documents.

5.4Parties in Interest. All of the terms and provisions of this Eleventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5Counterparts. This Eleventh Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Eleventh Amendment until Borrower, Majority Banks and each Restricted Subsidiary have executed a counterpart. Facsimiles and counterparts executed by electronic signature shall be effective as originals.

5.6Complete Agreement. THIS ELEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.7Headings. The headings, captions and arrangements used in this Eleventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Eleventh Amendment, nor affect the meaning thereof.

5.8Governing Law. THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed by their respective authorized officers effective as of the Eleventh Amendment Effective Date.

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ James S. Matthews
James S. Matthews,
Vice President and General Counsel

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

Each of the undersigned (1) consent and agree to this Eleventh Amendment, and (2) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY GATHERING & MARKETING, INC.,
a Delaware corporation

DENBURY HOLDINGS, INC.,
a Delaware corporation (f/k/a Denbury Encore Holdings Inc.)

DENBURY OPERATING COMPANY,
a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous "Denbury Operating Company")

DENBURY ONSHORE, LLC,
a Delaware limited liability company

DENBURY PIPELINE HOLDINGS, LLC,
a Delaware limited liability company

DENBURY GREEN PIPELINE-TEXAS, LLC,
a Delaware limited liability company

DENBURY GULF COAST PIPELINES, LLC,
a Delaware limited liability company

GREENCORE PIPELINE COMPANY LLC,
a Delaware limited liability company

DENBURY AIR, LLC,
a Delaware limited liability company (f/k/a EAP Operating, LLC)

By:	/s/ James S. Matthews
James S. Matthews,
Vice President and General Counsel

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Bank

By:	/s/ Mark E. Olson
Mark E. Olson,
Authorized Officer

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Elizabeth Gallagher
Name:	Elizabeth Gallagher
Title:	Assistant Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

UNION BANK, N.A.

By:	/s/ Brian Hawk
Name:	Brian Hawk
Title:	Assistant Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

SANTANDER BANK, N.A.

By:	/s/ Inigo Iparraguirre Saenz
Name:	Inigo Iparraguirre Saenz
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

COMPASS BANK

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

CAPITAL ONE NATIONAL ASSOCIATION,
formerly known as Capital One, N.A.

By:	/s/ Victor Ponce de León
Name:	Victor Ponce de León
Title:	Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

COMERICA BANK

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Darla Mahoney
Name:	Darla Mahoney
Title:	Executive Director

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Director

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

FIFTH THIRD BANK

By:	/s/ Richard Butler
Name:	Richard Butler
Title:	Senior Vice President

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.

BANKS:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page]
Eleventh Amendment to Credit Agreement and First Amendment to Facility Guarantees
Denbury Resources Inc.